UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2007

PHARMATHENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450 Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

Healthcare Acquisition Corp.
2116 Financial Center 666 Walnut Street
Des Moines, IA 50309
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PharmAthene, Inc. (the "Company") is filing this Current Report on Form 8-K (“Form 8-K”) concurrently with a separate Form 8-K on this same date. However, both Form 8-Ks are being filed in connection with the consummation of the Merger transaction described in Items 1.01 and 2.01 of the other 8-K. These two Form 8-Ks are filed separately because the number of “Items” the Company must file in connection with the consummation of its Merger transaction exceeds the nine (9) “Item” limitation on the number of Items that can be included in one Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation.

Information with respect to the Convertible Notes issued in connection with the Merger is set forth in the Definitive Proxy Statement beginning on page 80 and is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

Upon the consummation of the Merger, Former PharmAthene acquired control of the combined corporation. See the description of the Merger set forth in the Definitive Proxy Statement commencing on page 57, which is incorporated herein by reference, as well as the description contained in Item 2.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (registrant)

August 9, 2007	By:	/s/ David Wright
David Wright President and Chief Executive Officer